SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 17, 2003

                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)

        CAYMAN ISLANDS                333-75899                 66-0587307
  (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation or            File Number)          Identification No.)
        organization)

           4 GREENWAY PLAZA
            HOUSTON, TEXAS                                        77046
       (Address of principal executive                          (Zip Code)
                offices)

       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 7.  Financial  Statements  and  Exhibits.

(c)  Exhibits

     The following exhibit is furnished pursuant to Item 12:

     99.1      Press Release issued by Transocean Inc. dated July 17, 2003.

ITEM  9.  Regulation  FD  Disclosure.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our press release dated July 17, 2003, concerning second quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains a measure (discussed below) which may be deemed a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the press release, we discuss net loss per diluted share, excluding the impact of an after-tax loss from early retirement of debt, after-tax charges associated with certain asset impairments and the favorable resolution of a non-U.S. income tax liability. This information is provided because management believes exclusion of the impact of the loss from retirement of debt, the charges associated with the asset impairments and the resolution of the non-U.S. income tax liability will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net loss per diluted share, and information reconciling the GAAP and non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRANSOCEAN  INC.



Date:  July 22, 2003                     By: /s/  Gregory L. Cauthen
                                             --------------------------------
                                             Gregory L. Cauthen
                                             Senior Vice President and Chief
                                             Financial Officer


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
                                INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------
      99.1          Press Release issued by Transocean Inc. dated July 17, 2003


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